                                                                    Exhibit 24.1

Page 1 of 2 of Power of Attorney to First Bank System, Inc. Registration
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Statement on Form S-3.
----------------------

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Lee R. Mitau, Susan E. Lester and David J. Parrin, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 of First Bank System, Inc., and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

      Signature                     Title                         Date
      ---------                     -----                         ----
/s/ John F. Grundhofer
--------------------------   Chairman, President, Chief         March 5, 1996
John F. Grundhofer           Executive Officer and Director
                             (principal executive officer)
/s/ Susan E. Lester
--------------------------   Executive Vice President           March 5, 1996
Susan E. Lester              Chief Financial Officer
                             (principal financial officer)
/s/ David J. Parrin
--------------------------   Senior Vice President and          March 5, 1996
David J. Parrin              Controller (principal
                             accounting officer)
/s/ Arthur D. Collins, Jr.
--------------------------   Director                           March 5, 1996
Arthur D. Collins, Jr.

/s/Peter H. Coors
--------------------------   Director                           March 5, 1996
Peter H. Coors

/s/ Roger L. Hale
--------------------------   Director                           March 5, 1996
Roger L. Hale

/s/ Delbert W. Johnson
--------------------------   Director                           March 5, 1996
Delbert W. Johnson


--------------------------   Director                           March 5, 1996
Norman M. Jones


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Page 2 of 2 of Power of Attorney to First Bank System, Inc. Registration
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Statement on Form S-3.
----------------------

/s/ John H. Kareken
--------------------------        Director                      March 5, 1996
John H. Kareken

/s/ Richard L. Knowlton
--------------------------        Director                      March 5, 1996
Richard L. Knowlton

/s/ Jerry W. Levin
--------------------------        Director                      March 5, 1996
Jerry W. Levin

/s/ Kenneth A. Macke
--------------------------        Director                      March 5, 1996
Kenneth A. Macke

/s/ Marilyn Carlson Nelson
--------------------------        Director                      March 5, 1996
Marilyn Carlson Nelson

/s/ Edward J. Phillips
--------------------------        Director                      March 5, 1996
Edward J. Phillips

/s/ James J. Renier
--------------------------        Director                      March 5, 1996
James J. Renier

/s/ S. Walter Richey
--------------------------        Director                      March 5, 1996
S. Walter Richey

/s/ Richard L. Robinson
--------------------------        Director                      March 5, 1996
Richard L. Robinson

/s/ Richard L. Schall
--------------------------        Director                      March 5, 1996
Richard L. Schall

/s/ Lyle E. Schroeder
--------------------------        Director                      March 5, 1996
Lyle E. Schroeder

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